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                                                                    Exhibit 10.3

                                SERVICE AGREEMENT


This Agreement made and entered into the 1ST day of JANUARY 1996, in duplicate original form, by and between Sage Systems, Inc., a Washington Corporation, hereinafter referred to as "SAGE" and TRENDWEST RESORTS, INC., a CALIFORNIA Corporation, hereinafter referred to as the "Client."

The Client does hereby appoint Sage as it's exclusive servicing agent for the purpose of performing certain computer, accounting and other services specified in this agreement with respect to CONTRACT SERVICING referred to herein as the "ACCOUNT".

Sage agrees to act in the capacity of Servicing Agent for the Client, and shall perform all services necessary to service the accounts of the Client.

1.       Sage agrees to render the following services:

         a) Prepare a suitable billing statement for each payment due for the Client's individual account.

         b) Mail billing statements no less than 12 days before accounts due date.

         c) Maintain adequate accounting and collection records on the Client's receivable portfolio,

         d) Prepare all weekly and monthly reports as listed on the attached fee schedule.

2. Client agrees to supply Sage with adequate documentation to service each account. Client also agrees that the documentation supplied will be sent to Sage on a predetermined schedule to be agreed upon.

3. Sage agrees that all materials and information received by the Client be held in strict confidence.

4. Client shall pay Sage consideration for services rendered based on the fees set forth in the attached fee schedule. Sage shall invoice the client at the end of each month for services rendered during that month. Client agrees to pay in full each invoice within thirty (30) days from the date on such invoice.

5. Washington State Escrow Fees and Audit Fees are included in the servicing fees.

6. The term of this agreement shall be for a period of three (3) years ending January 01, 1997 and shall be renewable by written agreement of both parties. This agreement may be cancelled by mutual agreement of both parties.

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7.       This Agreement shall survive the sale, reorganization, merger or division of the parties hereto and shall be performed and binding on the surviving entity.

8. In the event any legal action is instituted between the parties to enforce this Agreement, the prevailing party in such action shall be awarded reasonable attorney's fees.

9. The Client agrees to indemnify Sage and hold them absolutely harmless from any claims of third parties arising out of the contracts being serviced and collected pursuant to the Agreement, except for claims based on negligence of Sage.

10. This Agreement shall be governed by the laws of the State of Washington.

         In witness whereof the undersigned parties have hereunto duly executed this Agreement this 1ST day of JANUARY, 1996.

         WORLDMARK, THE CLUB                           SAGE SYSTEMS, INC.
         (CLIENT)

         BY:_________________________                  BY:______________________
         TITLE:                                        TITLE:


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                                     S A G E
                        2135 112th Avenue N.E., Suite 101
                               Bellevue, WA 98004
                           (206)451-2484. Fax 462-0264



                               SAGE SYSTEMS, INC.
                                  FEE SCHEDULE

The following pricing information is for maintaining your accounts on Sage Systems' computer system and the processing of all information necessary to maintain a contract receivable and maintenance dues receivable system and any up-to-dates to your files. Included in these costs are installment and dues statements prepared and mailed each month along with the necessary reports required by the customer.

A. CONTRACT RECEIVABLE (Any account with an open [remaining] principal balance.

         ACTIVE ACCOUNTS                                  PRICE PER MONTH
         15000 TO 20000 ACCOUNTS                          $1.90 EACH
         20001 TO 30000 ACCOUNTS                          $1.80 EACH
         30001 TO 40000 ACCOUNTS                          $1.75 EACH

B. DUES RECEIVABLE (Any account with a maintenance dues or association requirements)

         ACTIVE ACCOUNTS                                  PRICE PER QUARTER
         15000 TO 20000 ACCOUNTS                          $1.90 EACH
         20001 TO 30000 ACCOUNTS                          $1.80 EACH
         30001 TO 40000 ACCOUNTS                          $1.75 EACH

C.       ADDITIONAL SERVICES

         DESCRIPTION                                      UNIT PRICE
         CASH-OUT LETTER                                  $ .55 EACH
         DELINQUENCY NOTICES & LETTERS                    $ .55 EACH
         WELCOME LETTERS                                  $ .55 EACH
         MAILING LABELS                                   $ .55 EACH

NOTE:    ALL THE ABOVE PRICES INCLUDE POSTAGE


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